EXHIBIT NO. EX-99.g.1.b

REVISED - FEBRUARY 15, 2006

                                  THE UBS FUNDS
                             UBS RELATIONSHIP FUNDS
                             SMA RELATIONSHIP TRUST
                      FORT DEARBORN INCOME SECURITIES, INC.
                             UBS SUPPLEMENTARY TRUST
                          UBS PRIVATE PORTFOLIOS TRUST

PORTFOLIO IMPLEMENTATION GROUP
Any two of the individuals listed below are authorized to originate memos and other instructions as well as initiate cash movements

Joseph A. Anderson
David Birkenkamp
Grant Chamberlin
Cindy Czapla
David E. Floyd
Catherine Macrae
Jason Schultz
Jeffrey Spear
Guillermo Wong
Karen Mitidiero
Claire Foicik
Denise Honour

The following individuals listed below are authorized to originate memos and other instructions as well as initiate cash movements

Joseph Allessie
Mark Kemper
Joseph Malone
David E. Floyd

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FUNDS
The following individuals are authorized to originate trades on behalf of the following funds:

UBS FUNDS
UBS RELATIONSHIP FUNDS
SMA RELATIONSHIP TRUST
FORT DEARBORN INCOME SECURITIES, INC.
UBS SUPPLEMENTARY TRUST
UBS PRIVATE PORTFOLIO TRUST - ENHANCED YIELD PORTFOLIO

Fixed Income Group
------------------
Thomas Clarkson
Kris Dorr
Craig Ellinger
Matthew Iannucci
Debbie Johnson
Kiki Katsikas
Megan Lamb
Stacey Lane
James Law
Yu Chen Lin
Michael Markowitz
Tim McAuliffe
David Michael
Ryan Nugent
John A. Penicook Jr.
Ryan Raymond
Marianne Rossi
Robert Sabatino
Uwe Schillhorn
Eric Staudt
Justin Tabellione
Shu Yang Tan
Mary May Wilson

UBS FUNDS
UBS RELATIONSHIP FUNDS

Equity Department
-----------------
Paul Harvey
James Malles
Michael Abellera
Robert A. Durante
Bojan Petrovich

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TRADE SUPPORT
Authorized to verify executed trades

Gilbert Ruiz
Kiki Katsikas
Megan B. Lamb
Tim McAuliffe
David Michael
Pamela Siple
John Cialdini
Denise Holman
Earl Hall

PERSONS AUTHORIZED TO ACT FOR CORPORATE AND CLASS ACTIONS FOR THE FOLLOWING
FUNDS: UBS FUNDS; UBS RELATIONSHIP FUNDS; SMA RELATIONSHIP TRUST; FORT DEARBORN INCOME SECURITIES, INC.; UBS SUPPLEMENTARY TRUST; AND UBS PRIVATE PORTFOLIO TRUST - ENHANCED YIELD PORTFOLIO

Brendan Beirne
Mary A. Drummond
Sally Stoffel

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